UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2013

The Jones Group Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-10746	06-0935166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 Broadway New York, New York
(Address of principal executive offices)

10018
(Zip Code)

(212) 642-3860
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 19, 2013, The Jones Group Inc., a Pennsylvania corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Jasper Parent LLC (“Parent”), a Delaware limited liability company, and Jasper Merger Sub, Inc. (“Merger Sub”), a newly formed Pennsylvania corporation and a wholly owned subsidiary of Parent, providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Surviving Corporation”).  Parent and Merger Sub are beneficially owned by affiliates of Sycamore Partners, L.P. and Sycamore Partners A, L.P. (collectively, the “Sponsor”).  The Merger Agreement was unanimously approved by the board of directors of the Company (the “Board”).

At the closing of the Merger, each share of Company common stock issued and outstanding immediately prior to the closing of the Merger (other than shares owned by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent and shares owned by the Company or any direct or indirect wholly owned subsidiary of the Company, in each case not held on behalf of third parties) will be converted into the right to receive $15.00 per share in cash (the “Per Share Merger Consideration”), without interest.  In connection with the transactions contemplated by the Merger Agreement, the Company has agreed to suspend the payment of its regular quarterly dividend.

Company restricted shares will generally become vested and nonforfeitable at the closing of the Merger (assuming maximum achievement of all applicable performance goals) and each such share will be canceled in exchange for the right to receive the Per Share Merger Consideration, plus any accumulated but unpaid dividends with respect to such share and less any applicable withholding taxes.  In addition, share equivalent units held by the Company’s directors under the Company’s Deferred Compensation Plan for Outside Directors will become vested and nonforfeitable at the closing of the Merger and each such unit will be canceled and converted into the right to receive the Per Share Merger Consideration in accordance with the terms of the plan and all applicable elections thereunder, less any applicable withholding taxes.

Substantially concurrently with the closing of the Merger, Parent intends to transfer ownership of certain of the Company’s business lines to separate controlled affiliates of the Sponsor.

Consummation of the Merger is subject to customary conditions, including (i) the approval of a majority of the votes cast by the holders of outstanding shares of Company common stock (the “Company Requisite Vote”), (ii) the expiration or termination of the waiting period applicable to consummation of the Merger and the other transactions contemplated by the Merger Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and (iii) the absence of any law, injunction, judgment or order prohibiting or rendering illegal the closing of the Merger or the other transactions contemplated by the Merger Agreement.  Moreover, the obligations of Parent and Merger Sub, on the one hand, and the Company, on the other hand, to consummate the Merger are subject to certain other conditions, including without limitation (x) the accuracy of the other party’s representations and warranties (subject to materiality qualifiers) and (y) the other party’s performance in all material respects of its obligations and covenants contained in the Merger Agreement.  In addition, the obligations of Parent and Merger Sub to consummate the Merger are subject to the absence of any change, event or occurrence that, individually or in the aggregate with all other changes, events or occurrences, has had a material adverse effect on the business, financial condition, assets, liabilities or results of operations of any of (1) the Company’s apparel business, taken as a whole, (2) the Company’s non-apparel businesses, taken as a whole, or (3) the Company’s Stuart Weitzman business, taken as a whole (any of the foregoing being a “Company Material Adverse Effect”) from the date of the Merger Agreement to the closing of the Merger, subject in each case to certain exclusions set forth in the Merger Agreement.  Parent also is not required to consummate the Merger until three business days after completion of a marketing period for the debt financing it is using to fund a portion of the aggregate Per Share Merger Consideration.

Parent and the controlled affiliates of Sponsor that will acquire certain of the Company’s business lines at the closing of the Merger have obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement, the aggregate proceeds of which, together with cash on hand at the Company, will be sufficient for Parent to pay the aggregate Per Share Merger Consideration and all fees and expenses required to be paid by Parent, Merger Sub and the Surviving Corporation in connection with the Merger and the other transactions contemplated by the Merger Agreement.  Morgan Stanley Senior Funding, Inc., Jefferies Finance LLC, MCS Corporate Lending LLC, MCS Capital Markets LLC, KKR Asset Management LLC, on behalf of certain of its managed funds and accounts (“KKR”), Wells Fargo Bank, National Association, Burdale Financial Limited, Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated have each agreed to provide debt financing for the transactions, subject to the terms and conditions set forth in a debt commitment delivered to Parent and its applicable controlled affiliates.  In addition, Sponsor has delivered an equity commitment letter, pursuant to which, upon the terms and subject to the conditions set forth therein, it has committed to, and/or to cause one or more of its affiliates or co-investors to, capitalize Parent at or prior to the closing of the Merger with equity contributions (either directly or through equity contributions to the controlled affiliates of Sponsor that are acquiring certain of the Company’s business lines at the closing of the Merger, which in turn are required to pay such funds to Parent as consideration for such transactions).  KKR and one of its affiliates have also committed to provide a portion of the equity financing for the transactions.

The Sponsor has also provided the Company with a limited guarantee in favor of the Company guaranteeing certain payment and performance obligations of Parent and Merger Sub pursuant to the Merger Agreement, including the payment of any reverse termination fee that may become payable by Parent.  The Merger Agreement requires Parent to use its reasonable best efforts to arrange and obtain the financing on the terms and conditions described in the equity and debt financing commitments.  The obligation of Parent and Merger Sub to close the Merger is not conditioned upon the consummation of the financing.

The Company, Parent and Merger Sub have made customary representations and warranties in the Merger Agreement.  Many of the representations made by the Company are subject to and qualified by a Company Material Adverse Effect standard.  The Company, Parent and Merger Sub have also made certain covenants in the Merger Agreement, including covenants regarding: (i) the operation of the business of the Company and its subsidiaries prior to the closing of the Merger, (ii) the convening of a meeting of the Company’s shareholders for the purposes of considering and voting upon the adoption of the Merger Agreement, (iii) required efforts to make effective the Merger and the other transactions contemplated by the Merger Agreement (including Parent’s financing) and (iv) prohibitions relating to the Company's ability to solicit, provide non-public information or enter into discussions or negotiations concerning proposals relating to certain alternative business combination transactions, except as permitted under the terms of the Merger Agreement.

Notwithstanding the non-solicitation covenant described above, prior to obtaining the required shareholder approval for the Merger, the Company may under certain circumstances provide information to and participate in discussions or negotiations with third parties with respect to any unsolicited alternative acquisition proposal that the Board has determined constitutes or could reasonably be expected to result in a Superior Proposal.  A “Superior Proposal” is a bona fide acquisition proposal for 50% or more of either the total voting power or fair market value of the consolidated total assets of the Company, in each case that the Board determines in good faith, after consultation with its financial advisor and outside legal counsel, is reasonably likely to be consummated in accordance with its terms and is more favorable to the Company’s shareholders from a financial point of view than the Merger, in each case after taking into account all legal, financial and regulatory aspects of the proposal and the person making the proposal (including the financing thereof).

The Merger Agreement contains certain termination rights for the Company and Parent.  Upon termination of the Merger Agreement under specified circumstances, including with respect to the Company’s entry into an agreement with respect to a Superior Proposal, the Company will be required to pay Parent a termination fee of $36 million or reimburse certain Parent expenses up to $12 million.  The Merger Agreement also provides that Parent will be required to pay the Company a reverse termination fee of $60 million or reimburse certain Company expenses up to $12 million under certain specified circumstances set forth in the Merger Agreement.

The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub.  In addition, such representations, warranties and covenants (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by documents filed with the Securities and Exchange Commission (“SEC”) by the Company on or after December 31, 2010 and prior to the date of the Merger Agreement, (c) have been qualified by certain confidential disclosures made to Parent and Merger Sub in connection with the Merger Agreement, (d) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (e) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (f) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts.  Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements and other documents that the Company files with the SEC.

The foregoing description of the Merger Agreement, the Merger and the other proposed transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

Voting Agreements

In connection with the Merger Agreement, each of Wesley R. Card, Chief Executive Officer of the Company and Richard Dickson, President and Chief Executive Officer of Branded Businesses at the Company, who in the aggregate are holders of approximately 2.9% of the Company’s stock, entered into Support Agreements (the “Support Agreements”) with Parent and Merger Sub, pursuant to which each such shareholder, among other things, agreed to vote the shares of Company common stock held by such shareholder (i) in favor of the approval of the Merger Agreement and (ii) against, among other things, (a) any action or agreement that would reasonably be expected to in any material respect impede, interfere with or prevent the Merger and (b) alternative acquisition proposals.  The Support Agreements terminate in the event the Merger Agreement is terminated (including in connection with a Superior Proposal), in the event the Board changes its recommendation with respect to the Merger and in certain other specified circumstances.

The foregoing description of the Support Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Support Agreements attached as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed Merger, and all other statements made in this Current Report on Form 8-K that are not historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, these forward-looking statements may be identified by the use of words such as “may”, “will”, “expect”, “plan”, “anticipate”, “believe”, or “project”, or the negative of those words or other comparable words.  Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and subject to applicable law to the contrary, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Company’s actual results to differ materially from those suggested by the projected results in such forward-looking statements.  Such risks and uncertainties include, among others:  any conditions imposed on the parties in connection with the consummation of the transactions described herein; approval of the Merger by the Company’s shareholders (or the failure to obtain such approval); the ability to obtain regulatory approvals of the Merger and the other transactions contemplated by the Merger Agreement on the proposed terms and schedule; the Company’s ability to maintain relationships with customers, employees or suppliers following the announcement of the Merger Agreement and the transactions contemplated thereby; the ability of third parties to fulfill their obligations relating to the proposed transactions, including providing financing under current financial market conditions; the ability of the parties to satisfy the conditions to closing of the proposed transactions; the risk that the Merger and the other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all; and the risks that are described from time to time in the Company’s reports filed with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on February 22, 2013, in other of the Company’s filings with the SEC from time to time, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and on general industry and economic conditions.

The Company believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations.  Any or all of the Company’s forward-looking statements may turn out to be wrong.  They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond the Company’s control.

Additional Information and Where to Find It

This communication  may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Parent.  In connection with the proposed Merger, the Company intends to file relevant materials with the SEC, including the Company’s proxy statement in preliminary and definitive form.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to The Jones Group Inc. Investor Relations at 1411 Broadway, New York, NY 10018, telephone number (212) 703-9819, or from the Company’s website, www.jonesgroupinc.com.

Certain Information Concerning Participants

The Company and its directors and officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed Merger.  Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2013 Annual Meeting of Shareholders, which was filed with the SEC on May 15, 2013.  Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when filed with the SEC.  Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.  The following Exhibits are filed as part of this Report on Form 8-K:

2.1	Agreement and Plan of Merger, dated as of December 19, 2013, among the Company, Parent and Merger Sub.

10.1	Support Agreement, dated as of December 19, 2013, among Parent, Merger Sub and Wesley R. Card.

10.2	Support Agreement, dated as of December 19, 2013, among Parent, Merger Sub and Richard Dickson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES GROUP INC.,

Date: December 23, 2013	By:	/s/ Ira M. Dansky
		Name:	Ira M. Dansky
		Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of December 19, 2013, among the Company, Parent and Merger Sub.

10.1	Support Agreement, dated as of December 19, 2013, among Parent, Merger Sub and Wesley R. Card.

10.2	Support Agreement, dated as of December 19, 2013, among Parent, Merger Sub and Richard Dickson.

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